UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  December 31, 2017

DPW HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

48430 Lakeview Blvd, Fremont, CA 94538-3158
 (Address of principal executive offices) (Zip Code)

(510) 657-2635
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 31, 2017, CooliSys Technologies Inc. (“Coolisys”), a Delaware corporation and wholly owned subsidiary of DPW Holdings, Inc. (the “Company”), a Delaware corporation, entered into a Share Purchase Agreement (the “Agreement”) with Micronet Enertec Technologies, Inc. (“MICT”), a Delaware corporation, Enertec Management Ltd., an Israeli corporation and wholly owned subsidiary of MICT (“EML” and, together with MICT, the “Seller Parties”), and Enertec Systems 2001 Ltd. (“Enertec”), an Israeli corporation and wholly owned subsidiary of EML, pursuant to which Coolisys shall acquire Enertec, subject to the terms and conditions set forth in the Agreement (the “Acquisition”). Enertec is Israel’s largest private manufacturer of specialized electronic systems for the military market.

The purchase price shall be $5,250,000, as adjusted for any closing debt surplus or deficit (the “Purchase Price”).  If Enertec’s outstanding debt owed to certain creditors (the “Bank Debt”) at the closing shall be less than $4,000,000, then the Purchase Price shall be increased by the difference between $4,000,000 and such lower Bank Debt. If Enertec’s outstanding Bank Debt at the closing shall be greater than $4,000,000, then the Purchase Price shall be reduced by the difference between $4,000,000 and the higher Bank Debt.

Either party may terminate the Agreement if the Acquisition has not been consummated within the later of 60 days following signing or 15 days following the Seller Parties’ delivery to Coolisys of Enertec’s audited financial statements for the year ending December 31, 2017 (the “End Date”), provided however, that the End Date shall be extended by an additional 30 days if Enertec’s Bank Debt is accelerated as a result of the Agreement and such accelerated Bank Debt is greater than $2,000,000.  Coolisys shall be required to pay the Seller Parties a termination fee of $300,000 in the event that Coolisys fails to consummate the Acquisition by the End Date following satisfaction of all of its closing conditions, or upon termination by the Seller Parties due to Coolisys’s breach of its representations and warranties that have not been cured for 15 days.

Consummation of the Acquisition is subject to customary closing conditions, including, without limitation: (i) the absence of applicable law or litigation that seeks to prohibit the Acquisition, (ii) confirmation by the Israeli Tax Authority certifying that no tax withholdings are required with respect to the Purchase Price, and (iii) the absence of a Material Adverse Effect (as defined in the Agreement).  Enertec has made customary representations and warranties and covenants in the Agreement, including, among other things, covenants that, during the interim period between the execution of the Agreement and the closing of the Acquisition, (i) Enertec will conduct its business in all material respects in the ordinary course and (ii) Enertec will not engage in certain kinds of transactions or take certain actions as described in the Agreement.

At the closing of the Acquisition, the Company, Coolisys, Enertec, MICT and David Lucatz, Chairman, President and Chief Executive Officer of MICT, shall enter into a three year consulting agreement (the “Consulting Agreement”) pursuant to which MICT, through Mr. Lucatz, shall provide certain services to Enertec on a part-time basis.  Enertec shall pay MICT an annual fee of $150,000 and issue to MICT an aggregate of 150,000 restricted shares of the Company’s Class A common stock, of which 50,000 shall vest one day following the closing (the “Grant Date”), 50,000 shall vest one year following the Grant Date, and 50,000 shall vest two years following the Grant Date.  The issuance of the restricted shares shall be subject to the approval of the NYSE American.  Upon a change of control of MICT, or if Mr. Lucatz shall no longer serve as an officer or director of, or consultant to, MICT, all vested and unvested restricted shares and the rights and obligations under the Consulting Agreement shall be assigned to Mr. Lucatz.

The foregoing descriptions of the Agreement and the Consulting Agreement do not purport to be complete and are qualified in their entirety by reference to the Agreement and the form of Consulting Agreement which are annexed hereto as Exhibits 2.1 and 10.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.  The Agreement has been included to provide investors and stockholders with information regarding its terms.  It is not intended to provide any other factual information about the Company, Coolisys, Enertec, EML or MICT.  The Agreement contains representations and warranties that the parties to the Agreement made to and solely for the benefit of each other, and the assertions embodied in such representations and warranties are qualified by information contained in confidential disclosure schedules that the parties exchanged in connection with signing the Agreement.  Accordingly, investors and stockholders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were only made as of the date of the Agreement (or such other date as specified therein) and are modified in important part by the underlying disclosure schedules.

Item 7.01 Regulation FD Disclosure.

On January 2, 2018, the Company issued a press release announcing that it had entered into the Agreement, which press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information under this item, Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Forward Looking Statements

Certain statements in this filing may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the Acquisition and the ability to consummate the Acquisition.   These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any of them publicly in light of new information or future events. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (1)  conditions to the closing of the Acquisition may not be satisfied; (2) the Acquisition may involve unexpected costs, liabilities or delays; (3)  the Company may be adversely affected by other economic, business, and/or competitive factors; (4) the occurrence of any event, change or other circumstances that could give rise to the termination of the purchase agreement; (5) the possibility that the Company may not be able to successfully integrate Enertec with its current business and execute its projected business plan as expected and (6) other risks to consummation of the Acquisition, including the risk that the Acquisition will not be consummated within the expected time period or at all.  More information, including potential risk factors, that could affect the Company’s business and financial results are included in the Company’s filings with the U.S. Securities and Exchange Commission, including, but not limited to, the Company’s Forms 10-K, 10-Q and 8-K. All filings are available at www.sec.gov and on the Company’s website at www.DPWHoldings.com.

Item 9.01 Exhibits and Financial Statements.

(d)           Exhibits:

Exhibit No.	Description

2.1	Share Purchase Agreement, dated as of December 31, 2017*
10.1	Form of Consulting Agreement
99.1	Press Release issued by DPW Holdings, Inc. on January 2, 2018

* The exhibits and schedules to the Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish a supplemental copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPW HOLDINGS, INC.

Dated: January 2, 2018	/s/ Milton C. Ault, III
Milton C. Ault, III Chief Executive Officer